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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  February 1, 2000


                                  STROUDS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     0-24904             95-4107241
(State or other jurisdiction of    (Commission File     (I.R.S. Employer
         Incorporation)                 Number)       Identification Number)


          780 South Nogales Street, City of Industry, California 91748
     ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (626) 912-2866
            ---------------------------------------------------------
              (Registrants' telephone number, including area code)

                                       n/a
                ------------------------------------------------
          (former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On January 31, 2000, Strouds, Inc. (the "Company") entered into a First Amendment to Rights Agreement (the "Amendment") between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"). The Amendment, which amends the Rights Agreement dated as of November 17, 1995 between the Company and the Rights Agent (the "Rights Agreement"), increases the beneficial ownership threshold that would trigger the Rights (as defined in the Rights Agreement) from 15% to 20%. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment and the Rights Agreement. A copy of the Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS: The following exhibits are filed as part of this Report:

     4.1 First Amendment to Rights Agreement, dated as of January 31, 2000, between Strouds, Inc. and American Stock Transfer & Trust Company.

     99.1 Press release, dated January 31, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 31, 2000

                                        STROUDS, INC.

                                        By: /s/ ROBERT M. MENAR
                                            ----------------------------------
                                                 Robert M. Menar
                                                 Chief Operating Officer



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                                  EXHIBIT INDEX

     EXHIBIT

     4.1 First Amendment to Rights Agreement, dated as of January 31, 2000, between Strouds, Inc. and American Stock Transfer & Trust Company.

     99.1 Press release, dated January 31, 2000.